As filed with the Securities and Exchange Commission on December 16, 1997
                Registration No. SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                    FORM S-8
                          Registration Statement Under
                    The Securities Act of 1933, as Amended

                               FOOD CONCEPTS, INC.
               (Exact Name of Registrant as Specified in Charter)


          Nevada                                    13-3124057
      (State or other jurisdiction               (I.R.S. Employer
    of incorporation or organization)          Identification Number)

                            6601 Lyons Road, Suite C-12
                           Coconut Creek, Florida 33073
                                  (954) 420-0882

              (Address and telephone number of registrant's principal
                      executive offices and place of business)

                       1997 NONSTATUTORY STOCK OPTION PLAN

                            Herbert Glaubman, Chairman
                               Food Concepts, Inc.
                           6601 Lyons Road, Suite C-12
                           Coconut Creek, Florida 33073
                                   (954) 420-0882

               (Name, address and telephone number of agent for services)

               Copies of all communications, including all communications sent to the agent for service, should be sent to:

                            Verdiramo & Verdiramo, P.A.
                               3163 Kennedy Boulevard
                           Jersey City, New Jersey 07306
                                  (201) 798-7082

                Approximate date of commencement of proposed sale to the public: As soon as practicable after the Registration Statement becomes effective

If the only securities being registered on this Form are being offered pursuant to dividends or interest reinvestment plans, check the following line:

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities
Act of 1933, other than securities offered only in connection with dividend or
interest reinvestment plans, check the following line:       X

CALCULATION OF REGISTRATION FEE

Title of each
class of            Amount       Proposed          Proposed       Amount of
Securities          to be        maximum           aggregate      registration
to be registered    registered   offering price    offering fee   fee
                                 per share         price



Common Shares, $.001
par value per share,
issuable upon exercise
of stock options by
Selling Shareholders   1,000,000  $.05              $50,000         $75.00

TOTAL                  1,000,000                    $50,000         $75.00

                                 REOFFER
                                PROSPECTUS

                             1,000,000 Shares

                            FOOD CONCEPTS, INC.

                                Common Stock
                              $.001 Par Value
                        ___________________________

     The shares of common stock offered hereby are being sold by certain shareholders of Food Concepts, Inc. (the "Company")and such shareholders are hereinafter referred to as "Selling Shareholders". The Company will not receive any of the proceeds from the sale of the common stock, however, the Company will receive the proceeds, upon exercise of any and all of the outstanding option, of which there is no assurance. The common stock as listed on the OTC Bulletin Board under the symbol JAVA. On December 16, 1997 the closing price for the Company's common stock on the OTC Bulletin Board was .25 per share. Sales by the Selling Shareholders will be made from time to time at market prices then obtainable on the OTC Bulletin Board through securities dealers. See "Plan of Distribution".

                          _____________________________

             THIS OFFERING INVOLVES CERTAIN RISKS.  SEE "RISK FACTORS:

             THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY
                  THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE
                  COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF
               THIS PROSPECTUS.  ANY REPRESENTATION TO THE CONTRARY IS A
                                  CRIMINAL OFFENSE.

                            ______________________________

                  The date of this Prospectus is December 16, 1997.

                                 AVAILABLE INFORMATION

     The Company is subject to the information requirements of the Securities Exchange Act of 1934 (the "Exchange Act"), and in accordance therewith files reports and other information with the Securities and Exchange Commission (the "Commission"). Reports, proxy statements and other information filed by the Company can be inspected and copied at the public referenced facilities maintained by the Commission at Room 1024, 450 Fifth Street N.W., Washington, D.C. 20549; 7 World Trade Center, New York, New York 10048; and Citicorp Center, 500 W. Madison Street, Suite 1400, Chicago, Illinois 60601-2511; and copies of such material can be obtained from the Public Reference Section of the Commission at Room 1024, 450 Fifth Street, N.W. Washington, D.C. 20549 at prescribed rates. In addition, the Company's securities are listed on the OTC Bulletin Board and such material can be inspected at such exchange.

                       ____________________________________

                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

     The Company hereby incorporates by reference in this prospectus the Company's annual report on Form 10-K for its fiscal year ended June 30, 1997, filed pursuant to Section 13(a) of the Exchange Act, the Company's quarterly reports on form 10-Q for the fiscal quarters ended September 30, 1997 and all documents subsequently filed by the Company pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities and Exchange Act of 1934 prior to the termination of the offering described herein shall be deemed to be incorporated in this prospectus and to be a part hereof from the date of the filing of such documents.

     Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this prospectus to the extent that a statement contained herein or in any other subsequently filed document which also is incorporated or deemed to be incorporated by reference herein modified or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as modified or superseded, to constitute a part of this prospectus.

     Any person receiving a copy of this prospectus may obtain without charge, upon request, a copy of any of the documents incorporated by reference herein, except for the exhibits to such documents. Requests should be directed to Herbert Glaubman, Food Concepts, Inc., 6601 Lyons Road, C-12, Coconut Creek, Florida 33073.

                                THE COMPANY

     The Company roasts and sells gourmet coffee to various outlets, both wholesale and mail order. The registrant purchases its raw materials through coffee importers and agents. The principal source of such raw material is South America, Central America and Africa. In certain areas distribution of coffee beans is controlled by government cartels. Therefore, you cannot purchase the raw materials directly from an intermediary organization. While the registrant is of the opinion that the sources of raw materials are plentiful it is still dependent upon the various governments that do control the raw materials markets.

                                RISK FACTORS

     1. Dependence on a few major customers. The registrants market is very diverse. Major customers include the Christmas Tree Shops and Palm Beach Gourmet and the Company is not dependant on any one account.

     2. History of Operating Losses. The Company has since its inception not been profitable. However, although the Company believes its prospects will be highly successful, there can be no assurance that the Company's increased sales revenues will continue.

     3. Dependence on Personnel. The Company is highly dependent on the continued services of Herbert Glaubman, its president and founder. Loss of the services of Mr. Glaubman for any reason would have a material adverse affect on the Company as they relate both to the results of its operations and its business prospects. The Company's ability to maintain its competitive position will depend in part on its ability to attract and retain qualified personnel. Competition for such personnel, while not intense, is difficult insomuch as the individuals have to have various areas of expertise in order to combine distribution and marketing ability. Further, the Company must recruit and organize marketing and sales personnel so that it can continue expansion. The Company competes primarily on the basis of quality performance and reliability of its product. Competition from other companies in this field is intense and is expected to increase. Many of these companies have substantially greater resources, experience, marketing, financial and managerial resources and represent significant competition for the Company.

     4. Dividends Not Likely. For the foreseeable future it is anticipated that any earning which are to be generated from the operations of the Company will be used to finance the growth of the Company and that cash dividends will not be paid to stockholders.

     5. Fluctuations in Stock Price. The market price of the Company's common stock could be subject to significant fluctuations in response to variations and financial results or announcements of material events by the Company or its competitors.

                                SELLING SHAREHOLDERS

     The Company has instituted a 1997 Nonstatutory Stock Option Plan ("Plan"). The Plan provides for issuance of stock options to certain employees, consultants, etc. The stock options can be exercised for shares of the Company's common stock.

                                PLAN OF DISTRIBUTION

     Selling Shareholders may sell all or part of the shares from time to time at market prices then obtainable on the Bulletin Board through securities dealers. The ability of the Selling Shareholders to sell any of the shares however, is subject to any and all restrictions and limitations imposed upon the Selling Shareholders by the Plan or Plans pursuant to which they acquired the shares. The Common Stock of the Company is traded on the Bulletin Board.

                                      EXPERTS

     The consolidated balance sheet as of June 30, 1997 and the consolidated statements of income, retained earnings, cash flows and financial statements schedule for fiscal 1997, have been incorporated herein in reliance on the report by Saul Lipson, 1515 University Drive, Suite 222, Coral Springs, Florida 33071, independent accountants, given on the authority of that Firm as experts in accounting and auditing.

                                   LEGAL OPINIONS

     The legality of the Shares offered hereby will be passed upon for the Company by the Law Office of Verdiramo & Verdiramo, P.A., 3163 Kennedy Boulevard, Jersey City, New Jersey 07306.


                                   INDEMNIFICATION

     Section 78.751 of the general corporation rule of the State of Nevada under which the registrant is organized empowers a corporation subject to certain limitations to indemnify its officers, directors, employees and agents or others acting in similar capacities for other entities at the request of the registrant including attorneys fees, judgments, fines and other amounts which may be paid or incurred by them in their capacities as such officers, directors, employees and agents. The registrants certificate of incorporation authorizes the Board of Directors to indemnify officers, directors, employees and agents in the fullest extent permitted by law.

     The registrant's bylaws authorize the Board of Directors to indemnify officers, directors, employees and agents in the same circumstances set forth in the certificate of incorporation. The bylaws also authorize the registrant to purchase liability insurance for the benefit of officers, directors, employees and agents and to enter into indemnity agreements with officers, directors, employees and agents.

                                   PART II

             INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.   INCORPORATION OF DOCUMENTS BY REFERENCE

          The following documents are incorporated by reference in this registration statement.

          (a) Registrant's Annual Report on Form 1O-K for the fiscal year ended June 30, 1997, filed pursuant to Section 13(a) of the Securities Exchange Act of 1934, as amended.

          (b) Registrant's quarterly reports on Form 10-Q for the fiscal quarter ended September 30, 1997 and all other reports, if any, filed by the Company pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 since the end of the fiscal year ended June 30, 1997.

     All documents filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934 after the date of this registration statement and prior to the filing of a post-effective amendment to this registration statement which indicates that all securities offered hereunder have been sold, or which deregisters all securities then remaining unsold under this registration statement, shall be deemed to be incorporated by reference in this registration statement and to be a part hereof from the date of filing of such documents.

Item 4.   DESCRIPTION OF SECURITIES

          Not applicable; the class of securities to be offered is registered under Section 12 of the Securities Exchange Act of 1934.

Item 5.   INTEREST OF NAMED EXPERTS AND COUNSEL

          Not applicable.

Item 6.   INDEMNIFICATION OF DIRECTORS AND OFFICERS

          Section 78.751 of the General Corporation law of the State of Nevada, under which the Registrant is organized, empowers a corporation, subject to certain limitations, to indemnify its officers, directors, employees and agents, or others acting in similar capacities for other entities at the request of the Registrant, against certain expenses, including attorneys fees, judgments, fines and other amounts which may be paid or incurred by them in their capacities as such officers, directors, employees and agents.

          The Registrant's certificate of incorporation authorizes the board of directors to indemnify officers, directors, employees and agents to the fullest extent permitted by law.

          The Registrant's bylaws authorize the board of directors to indemnify officers, directors, employees and agents the same circumstances set forth in the certificate of incorporation. The bylaws also authorize the Registrant to purchase liability insurance for the benefit of officers, directors, employees and agents and to enter into indemnity agreements with officers, directors, employees and agents.

Item 7.   EXEMPTION FROM REGISTRATION CLAIMED

          With respect to restricted securities issued under any of the Plan and to be reoffered or resold pursuant to this Registration Statement, Registrant relied on the exemption from registration contained in Section 4(2) of the Securities Act of 1933, as amended, in that the issuance of such restricted securities involved a transaction by an issuer not involving a public offering.

Item 8.   EXHIBITS

Exhibit   Sequential
Number    Page Number    Description

  I           11         Opinion of Vincent L. Verdiramo, Esq.
 II           12         1997 Nonstatutory Stock Option Plan



Item 9.   UNDERTAKINGS

          (a)  The undersigned Registrant hereby undertakes:

               (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                    (i) To include any prospectus required by section 10(a)(3) of the Securities Act of 1933;

                    (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement;

                    (iii) To include any material information with respect to
                          the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

     Provided, however, that paragraphs (a)(l)(i) and (a)(l)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to section 13 or section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in this registration statement.

          (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

               (b) The undersigned Registrant hereby undertakes that for
                   purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to section 23(a) or section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

               (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the act and will be governed by the final adjudication of such issue.

                                      SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, there-unto duly authorized, in


                              FOOD CONCEPTS, INC.


                              By:   /s/ Herbert Glaubman
                                    HERBERT GLAUBMAN, PRESIDENT

                        VERDIRAMO & VERDIRAMO, P.A.
                           3163 Kennedy Boulevard
                       Jersey City, New Jersey  07306
                                 201.798.7082



December 16, 1997



Gentlemen:

You have requested our opinion as counsel for Food Concepts, Inc. a Nevada corporation (the "Company") in connection with the Registration and Securities Act of 1993, as amended, and the rules and regulations thereunder, of 1,000,000 shares of common stock issuable under the Food Concepts, Inc.
1997 Non-statutory Stock Option Plan. We have examined the Company's registration statement on Form S-8 and the form to be filed with the Securities and Exchange Commission on or about December 16, 1997 (the "Registration Statement"). We further have examined the certificate of incorporation of the Company as certified by the Secretary of State of the State of Nevada, the bylaw and minute books of the Company as a basis for the opinion hereinafter expressed.

Based on the foregoing examination we are of the opinion that, upon issuance and sale in the manner described in the registration statement, the shares of common stock covered by the registration statement will be legally issued, fully paid and non-assessable. We consent to the filing of this opinion as an exhibit to the registration statement.

Very truly yours,

VERDIRAMO & VERDIRAMO, P.A.




BY: /s/ Vincent L. Verdiramo
        Vincent L. Verdiramo




                              FOOD CONCEPTS INC.
                    1997 NONSTATUTORY STOCK OPTION PLAN

SECTION 1. PURPOSE AND SCOPE OF PLAN

       The purpose of this Plan is to advance the interests of the Company and its stockholders by helping the Company obtain and retain the services of key management employees, officers, directors and consultants upon whose judgment, initiative, and efforts the Company is substantially dependent, and to provide those persons with further incentives to advance the interests of the Company. These goals will be effectuated by granting Options to purchase stock to certain key management employees and directors of the Company. Such Options are not intended to qualify as Incentive Stock Options under Section 422A of the Internal Revenue Code of 1986, as amended.

SECTION 2. CERTAIN DEFINITIONS

        Unless the context otherwise requires, the following defined terms (together with other capitalized terms defined elsewhere in this Plan) will govern the construction of this Plan, and of any stock option agreements entered into pursuant to this Plan:

     A. "1933 Act" means the federal Securities Act of 1933, as amended;

     B. "Board of Directors" means the Board of Directors of the Company;

     C. "Cause" shall mean such acts or conduct on the part of an employee or director which are contrary to the interests of the Company, as determined by the Board.

     D. "Change of Control' shall mean (i) an acquisition of the Company, which in the sole discretion of the Board immediately prior to such acquisition, is determined to be an acquisition hostile to, and not in the best interests of, the stockholders of the Company, or (ii) an acquisition of fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities by any person, as such term is used in Sections 13(d)and 14(d)(ii) of the Securities Exchange Act of 1934, as amended (other than Herbert Glaubman), or (iii) a change in the composition of the Board so that a majority of the members of the Board immediately prior to such change of control or change in composition of the Board, is determined to be a change hostile to, and not in the best interests of, the stockholders of the Company.

     E. "Code" means the Internal Revenue Code of 1986, as amended
(references herein to Sections of the Code are intended to refer to Sections of the Code as enacted at the time of this Plan's adoption by the Board and as subsequently amended, or to any substantially similar successor provisions of the Code resulting from remodification, renumbering or otherwise);

     F. "Committee" means the committee of two Disinterested
Directors, appointed by the Board pursuant to subsection 3(a), below, to administer and interpret this Plan; provided that the term "Committee" will refer to the Board during such times as no Committee is appointed by the Board;

     G. "Common Stock" means shares of the Company's Common Stock, $.001 par value;

     H. "Company" means Food Concepts Inc. a Nevada corporation, and/or its Subsidiaries;

     I. "Disability" has the same meaning as "permanent and total disability," as defined in Section 22(e)(3) of the Code;

     J. "Disinterested Director" means a member of the Board who has not been, during the period of one year prior to his or her service as an administrator of the Plan, and is not, during the period of such service, eligible to be granted or awarded Options under this Plan or any similar plan of the Company;

     K. "Eligible Participant"' means a person who, at a particular time, is an employee, officer, or director of the Company or of any of its subsidiaries;

     L. "Fair Market Value" means the closing price of the Common Stock, as traded on the Bulletin Board, on the Grant Date or, if there shall have been no trades of the Common Stock on such Grant Date, then the closing price of the Common Stock on the last date, prior to the Grant Date, when the stock was traded;

     M. "Grant Date" means the date on which the option is deemed to be granted to the Optionee, as determined by the Committee.

     N. "Option" means an Option granted pursuant to this Plan entitling the option holder to acquire shares of Stock issued by the Company pursuant to the valid exercise of the Option;

     O. "Option Price" with respect to any particular Option means the exercise price at which the Optionee may acquire each share of the Option Stock called for under such Option;

     P. "Option Stock' means Stock issued or issuable by the Company pursuant to the valid exercise of an Option;

     Q. "Optionee" means an Eligible Participant to whom Options are granted hereunder, and any transferee thereof pursuant to a Transfer authorized under this Plan;

     R. "Plan" means this 1993 Nonstatutory Stock Option Plan of the Company;

     S. "QDRO" has the same meaning as "qualified domestic relations order" as defined in Section 414(p) of the Code;

     T. "Stock Option Agreement" means an agreement between the Company and an Optionee, in form and substance satisfactory to the Committee in its sole discretion, consistent with this Plan;

     U. "Subject to an Option," or words to similar effect, means issuable pursuant to the exercise of an Option;

     V. "Subsidiary" has the same meaning as "Subsidiary Corporation" as defined in Section 424(f) of the Code;

     W. "Transfer," with respect to Option Stock, includes, without limitation, a voluntary or involuntary sale, assignment, transfer, conveyance, pledge, hypothecation, encumbrance, disposal, loan, gift, attachment or levy of such Option Stock, including without limitation an assignment for the benefit of creditors of the Optionee, a transfer by operation of law, such as a transfer by will or under the laws of descent and distribution, an execution of judgment against the Option Stock or the acquisition of record or beneficial ownership thereof by a lender or creditor, a transfer pursuant to a QDRO, or to any decree of divorce, dissolution or separate maintenance, any property settlement, any separation agreement or any other agreement with a spouse (except for estate planning purposes) under which a part or all of the shares of Option Stock are transferred or awarded to the spouse of the Optionee or are required to be sold; or a transfer resulting from the filing by the Optionee of a petition for relief, or the filing of an involuntary petition against such Optionee, under the bankruptcy laws of the United States or of any other nation.

SECTION 3. ADMINISTRATION OF PLAN

       (a) This Plan shall be administered by the Nonstatutory Stock Option Committee of the Board of Directors of the Company. The Committee shall consist of not less than two members of the Board of Directors.

       (b) The Committee and the president of Food Concepts, Inc. (the "President") shall each have full authority and discretion to determine, consistent with the provisions of this Plan, the Eligible Participants to be granted Options, the times at which Options shall be granted, the Option Price of the shares subject to each Option (subject to Section 7 of this Plan), the number of shares subject to each Option, the period during which each Option becomes exercisable, and the terms to be set forth on each Option certificate. The Committee also shall have full authority and discretion to adopt and revise such rules and procedures as it shall deem necessary for the administration of this Plan.

        (c) The Committee's interpretation and construction of any provisions of this Plan or any Option granted hereunder shall be final, conclusive, and binding.

SECTION 4. ELIGIBILITY AND AWARD OF STOCK OPTIONS

        (a) The Board of Directors, upon recommendation of the Committee or of the President, may from time to time determine the Eligible Participants who shall be granted Options under this Plan. An Eligible Participant who has been granted an Option may be granted an additional Option or Options under this Plan if the Committee shall so determine. The granting of an Option under this Plan shall not affect any outstanding stock option previously granted to a Optionee under this Plan or any other plan of the Company.

        (b) Additional Options may be granted by the Board of Directors, upon recommendation of the Committee, at any time and from time to time to new Optionees, or to then Optionees, or to a greater or lesser number of Optionees, and may include or exclude previous Optionees. Options granted at different times need not contain similar provisions.

        (c) Notwithstanding the provisions of subsections 4(a) and (b), above, Options granted to an individual, not previously employed by the Company, as an inducement essential to entering a contract of employment with the Company, may not authorize the issuance of more than five percent (5%) of the Company's issued and outstanding Common Stock, for this purpose.

SECTION 5. SHARES OF STOCK SUBJECT TO PLAN

        Subject to the provisions of Section 13 of this Plan, the number of shares that may be issued pursuant to the Options granted by the Committee under this Plan shall not exceed one million (1,000,000) shares of Common Stock of the Company. Any shares subject to an Option under this Plan that expires for any reason or is terminated unexercised as to such shares may again be subject to an Option under this Plan.

SECTION 6. STOCK OPTION AGREEMENTS

        Options granted pursuant to this Plan shall be authorized by the Board of Directors of this Company and shall be evidenced by such Stock Option Agreements or other agreements, in such form as the Board of Directors, upon recommendation of the Committee, shall from time to time approve. Such agreements shall comply with and be subject to the terms and conditions of this Plan.

SECTION 7. OPTION PRICE

       (a) Each Option shall state the number of shares to which it pertains and shall state the Option Price, on the date the Option is granted, but in no event shall such Option Price be less than the par value of the Common Stock.

       (b) The Option Price shall be payable in United States dollars upon the exercise of the Option and may be paid in cash or by check, provided, however, that the Committee, in its discretion, may permit a particular Optionee to pay all or a portion of the Option Price, and/or the tax withholding liability set forth in subsection 8(c), below, with respect to the exercise of an Option either by surrendering shares of Common Stock already owned by such Optionee or by withholding shares of Option Stock, provided that the Committee determines that the fair market value of such surrendered Common Stock or withheld Option Stock is equal to the corresponding portion of such Option Price and/or tax withholding liability, as the case may be, to be paid for therewith.

        (c) The Company may, at the sole discretion of the President and/or the Committee, lend to an Optionee the full amount of the Option
Price, or any portion thereof, on such terms and conditions as the Company and the Optionee shall agree.

       (d) The cash proceeds from the sales of Common Stock pursuant to the exercise of Options are to be added to the general funds of the Company and used for its corporate purposes.

SECTION 8. TERM AND EXERCISE OF OPTIONS

        (a) Subject to the provisions of subsection 8(c) and Sections 11, 12, and 13, below, the terms of exercisability of each Option granted hereunder shall be determined by the President and the Committee at their discretion.

        (b) An Option may be exercised to the extent exercisable by: (i) giving written notice of exercise to the Company, specifying the number of full shares of Option Stock to be purchased and accompanied by full payment of the Option Price thereof and the amount of withholding taxes pursuant to subsection 8(c), below; and (ii) giving assurances satisfactory to the
Company that the shares of Option Stock to be purchased upon such exercise are being purchased for investment and not with a view to resale in connection with any distribution of such shares in violation of the 1933 Act; provided, however, that in the event the Option Stock called for under the Option is registered under the 1933 Act, or in the event resale of such Option Stock without such registration would otherwise be permissible, this second condition will be inoperative if, in the opinion of counsel for the Company, such condition is not required under the 1933 Act, or any other applicable law, regulation or rule of any governmental agency.

        (c) As a condition to the issuance of the shares of Option Stock upon full or partial exercise of an Option granted under this Plan, the Committee, in its discretion, may request that the Optionee pay to the Company in cash, or in such other form as the Committee may determine, the amount of the Company's tax withholding liability required in connection with such exercise. For purposes of this subsection 8(c), "tax withholding liability" will mean all federal and state income taxes, social security tax, and any other taxes applicable to the compensation income arising from the transaction required by applicable law to be withheld by the Company.

SECTION 9. NON-TRANSFERABILITY

       All Options granted under this Plan shall be nontransferable by the Optionee, otherwise than by will or the laws of descent and distribution, and shall be exercisable during the Optionee's lifetime, only by him, her or them.

SECTION 10. REQUIREMENTS OF LAW

        The granting of Options and the issuance of shares of Common Stock upon the exercise of an Option shall be subject to all applicable laws, rules, and regulations and shares shall not be issued except upon approval of proper government agencies or stock exchanges as may be required.

SECTION 11. TERMINATION OF EMPLOYMENT

       (a) If an Optionee shall cease to be employed by, or cease to serve as a director of, the Company as a result of early retirement or retirement for age or disability, all in accordance with applicable Company policies, all outstanding Options held by such Optionee shall become immediately exercisable in full and shall remain exercisable in full during the full term of the remaining period of exercisability of such Option.

       (b) Termination of an Optionee's employment or service by the Company for Cause in accordance with applicable Company policies shall result in the immediate cancellation of all outstanding Options held by such Optionee, whether or not such Options are then exercisable as of the date of such termination, unless the Board of Directors, in its discretion, shall determine otherwise.

       (c) if an Optionee shall cease to be employed by, or serve with, the Company for any reason other than those set forth in subsections 11(a) and (b), above, such Optionee may, but only within a period of 90 days beginning the day following the date of such termination of employment, exercise his or her Option, to the extent that such Optionee was entitled to exercise it at the date of such termination.

SECTION 12.  DEATH OF OPTIONEE

     In the event of the date of death of an Optionee while in the employ of the Company or its Subsidiaries, the Option theretofore granted shall be exercisable only by the proper beneficiary within a period of one year after death. In the case of an Optionee who dies subsequent to the termination of his or her employment or term of service with the Company in accordance with subsections 11 (a) or (c), such deceased Optionee' legal heirs or estate shall have the right to exercise all outstanding Options to the extent that such deceased Optionee was entitled to exercise them at the date of his or her death.

SECTION 13. CHANGE IN CONTROL

        In the event there shall be a Change in Control of the Company, all outstanding Options theretofore granted under this Plan shall become immediately exercisable and shall remain exercisable during the full term of the remaining respective periods of exercisability of such Options.

SECTION 14. ADJUSTMENTS

       In the event of any change in the number of outstanding shares of Common Stock by reason of any stock dividend or split, recapitalization, reclassification, merger, consolidation, combination, or exchange of shares, or other similar corporate change, then if the Committee shall determine, in its sole discretion, that such change necessarily or equitably requires an adjustment in the number of shares subject to each outstanding Option and the Option Prices or in the maximum number of shares subject to this Plan, such adjustments shall be made by the Committee and shall be conclusive and binding for all purposes of this Plan.

SECTION 15. CLAIM TO STOCK OPTION, OWNERSHIP, OR EMPLOYMENT RIGHTS

        No employee or other person shall have any claim or right to be granted Options under this Plan. No Optionee, before issuance of the stock, shall be entitled to voting rights, dividends, or other rights of stockholders except as otherwise provided in this Plan. Neither this Plan nor any action taken hereunder shall be construed as giving any employee or other person any right to be retained in the employ of the Company or a Subsidiary.

SECTION 16. UNSECURED OBLIGATION

       Optionees under this Plan shall not have any interest in any fund or specific asset of the Company by reason of this Plan. No trust fund shall be created in connection with this Plan or any award thereunder, and there shall be no required funding of amounts that may become payable to any Optionee.

SECTION 17. EXPENSES OF PLAN

     The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

SECTION 18. INDEMNIFICATION

        Each person who is or shall have been a member of the Committee or of the Board of Directors shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred in connection with or resulting from any claim, action, suit, or proceeding to which the person may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid in satisfaction of judgment in any such action, suit, or proceeding against the person, provided the Company shall be given an opportunity, at its own expense, to handle and defend the action on the individual's own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power than the Company may have to indemnify them or hold them harmless.

SECTION 19. AMENDMENT AND TERMINATION

        Unless this Plan shall theretofore have been terminated as hereinafter provided, no Options may be granted after December 19, 2006. The Board of Director may terminate this Plan or modify or amend this Plan in such respect as it shall deem advisable, provided, however, that the Board of Directors may not without prior approval by the Company's shareholders:

       (a) Increase the aggregate number of shares of Common Stock as to which Options may be granted under the Plan except as provided in Section 13, above; or

     (b)      Extend the period during which Options may be granted.

SECTION 20. APPLICABILITY OF PLAN TO OTHER OUTSTANDING STOCK OPTIONS

        This Plan shall not affect the terms and conditions of any other statutory or nonstatutory stock options heretofore granted to any employee of the Company or its Subsidiaries or to any other person under any other plan relating to statutory or nonstatutory stock options, nor shall it affect any of the rights of any employee to whom such a statutory or nonstatutory stock option was granted.

SECTION 21. EFFECTIVE DATE OF PLAN

     The plan shall become effective as of December 16, 1997.